SHARE EXCHANGE AGREEMENT

MADE EFFECTIVE as of the 31st day of December 2013 (the “Effective Date”),

BETWEEN:

Tecton Corp., a Nevada corporation and having its office at 15500 Roosevelt Blvd., Suite 303, Clearwater FL 33760 (“TECTON”);

AND:

Micah Eldred and Carl Dilley, 66.7% and 33.3% members, respectively, (“MEMBERS”) of ENDURANCE EXPLORATIONS GROUP LLC, a Florida limited liability company having an office at 15500 Roosevelt Blvd., Suite 303, Clearwater FL 33760 (the “LLC) (the MEMBERS and the LLC shall hereinafter be collectively referred to as “ENDURANCE”);

TECTON and ENDURANCE shall be collectively referred to herein as the “PARTIES”.

WHEREAS:

1.

The authorized capital of the LLC consists of 100 units of which 100%  are issued and outstanding as of the Effective Date (each a “LLC Unit” and collectively, the “LLC Units”), which LLC Units are legally and beneficially owned in the number and the percentage of the issued and outstanding LLC Units, set beside such member’s name on Schedule A attached hereto and incorporated by this reference and each Member legally and beneficially owns the number and the percentage of the issued and outstanding LLC Units, set beside such Member’s name on Schedule A; and

2.

The authorized common share capital of TECTON consists of 100,000,000 shares of common stock (the “TECTON Common Shares) and 10,000,000 shares of preferred stock (the “TECTON Preferred Shares”), of which 2,486,909 common shares and zero preferred shares, respectively, are currently issued and outstanding; and

3.

The respective Boards of Directors or Managers of TECTON and the LLC have approved and declared advisable this Agreement and the Share Exchange.

4.

The PARTIES desire to provide for a transaction structure providing for the Share Exchange (the "Transaction") to be treated as a transfer of partnership interests within the meaning of Section 351 of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the "Code").

5.

The parties agree that the intent of this transaction is to affect a share exchange wherein TECTON will be the surviving entity and ENDURANCE will be the wholly-owned subsidiary.    In this regard, there will be no recorded goodwill resulting from the transaction and the equity information presented on a go-forward basis will be that of TECTON.

NOW, THEREFORE, in consideration of the covenants and representations set forth herein, and for other good and valuable consideration, the PARTIES agree as follows:

1.

SHARE EXCHANGE

1.1.

Subject to the terms and conditions of this Agreement, TECTON shall acquire one hundred percent (100%) of the LLC Units in exchange for 20,503,425 Shares of TECTON Common Stock (“Exchange Shares”), with each ENDURANCE unit being converted into the pro-rata Exchange Shares (the “Exchange Ratio”) with any fractional TECTON

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Shares rounded down to the nearest whole share; and

1.2.

On or before the Closing Date, TECTON shall cause the amount of $291,000 due to Endeavour Cooperative Partners, LLC, (“the Debt Holder”) to be converted into 12,733,496 Shares of common stock of TECTON; and

1.3.

Upon completion of the above transactions, the MEMBERS shall hold greater than 80% of the voting power of all classes of stock of TECTON entitled to vote; and

1.4.

Except as expressly noted otherwise, the transactions contemplated under this Agreement shall be completed (the “Closing”) at the offices of TECTON or at such other place as may be agreed between the PARTIES, at 3 p.m. local time in Easter Standard Time, or at such other time as may be agreed between the PARTIES, (the “Time of Closing”) on December 31, 2013, or another date specified by the PARTIES, which shall be no later than the second Business day after satisfaction or waiver (subject to applicable law) of the conditions set forth in Section 2 (other than those conditions which by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions), or on such other date as may be agreed between the PARTIES (the “Closing Date”).

2.

CONDITIONS PRECEDENT

2.1.

TECTON’s obligations to carry out the terms of this Agreement and to complete its transactions contemplated under this Agreement are subject to the fulfillment to the satisfaction of TECTON of each of the following conditions at or prior to the Time of Closing:

(a)

ENDURANCE  shall have complied with all of its covenants and agreements contained in this Agreement; and

(b)

ENDURANCE shall transfer, or will cause to be transferred, to TECTON one hundred percent (100%) of the issued and outstanding LLC Units; and

(c)

the representations and warranties of ENDURANCE contained in this Agreement or contained in any certificates or documents delivered by ENDURANCE pursuant to this Agreement shall be completely true as if such representations and warranties had been made as of the Time of Closing; and

(d)

The conditions set forth above are for the exclusive benefit of TECTON and may be waived by TECTON in whole or in part at any time at or before the Time of Closing.

2.2.

ENDURANCE’s obligation to carry out the terms of this Agreement and to complete the transactions contemplated under this Agreement are subject to the fulfillment to ENDURANCE’s satisfaction of each of the following conditions at or prior to the Time of Closing:

(a)

TECTON shall have complied with all of its covenants and agreements contained in this Agreement; and

(b)

The representations and warranties of TECTON contained in this Agreement or contained in any certificates or documents delivered by it pursuant to this Agreement shall be completely be true and correct in all material respects as if such representations and warranties had been made by TECTON as of the Closing Date.

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(c)

The conditions set forth above are for the exclusive benefit of ENDURANCE and may be waived by ENDURANCE in whole or in part at or before the Time of Closing.

2.3.

The PARTIES acknowledge and agree that this Agreement and all of the transactions contemplated under this Agreement are subject to receipt of any regulatory approvals that may be required under applicable laws. If any such approvals are required but are not obtained by the Closing Date, then this Agreement shall terminate and be of no further force or effect

2.4.

This Agreement shall immediately terminate and be of no further force or effect in the event that prior to the Closing:

(a)

TECTON is issued a cease trade or similar order from the U.S. Securities and Exchange Commission (the “SEC”) or the NASD halting trading in TECTON’s common stock on the Over-the-Counter Pink Sheets for any reason; or

(b)

TECTON and ENDURANCE agree to terminate this Agreement by mutual written consent; or

(c)

ENDURANCE determines that: (i) TECTON is in dereliction of SEC compliance wherein rehabilitation is not practical, or (ii) the completion of the transaction contemplated herein will cause significant harm to the goodwill of ENDURANCE or hinder ENDURANCE’S ability to conduct its business.

(d)

Each of the foregoing shall be considered a “Terminating Event”.

(e)

The conditions set forth above are for the exclusive benefit of ENDURANCE and may be waived by the ENDURANCE in whole or in part at or before the Time of Closing. In the event that;

3.

COVENANTS, AGREEMENTS AND ACKNOWLEDGEMENTS

3.1.

ENDURANCE covenants and agrees with TECTON that ENDURANCE shall:

(a)

from and including the Effective Date through to and including the Time of Closing, permit TECTON, through its directors, officers, employees and authorized agents and representatives, at TECTON’s own cost, full access to the books, records and property of ENDURANCE including, without limitation, all of the assets, contracts, correspondence, accounts and minute books of ENDURANCE, so as to permit TECTON to make such investigation (“TECTON’s Investigation”) of ENDURANCE as TECTON considers advisable; and

(b)

provide to TECTON all such further documents, instruments and materials and do all such acts and things as may be required by TECTON to obtain any regulatory approvals that may be required under applicable laws; and

(c)

from and including the Effective Date through to and including the Time of Closing, do all such acts and things that may be necessary to ensure that all of the representations and warranties of ENDURANCE contained in this Agreement or any certificates or documents delivered by any of them pursuant to this Agreement remain true and correct; and

(d)

from and including the Effective Date through to and including the Time of Closing, preserve and protect all of the goodwill, assets, business and

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undertaking of ENDURANCE and, without limiting the generality of the foregoing, carry on the development of the assets of ENDURANCE in a reasonable and prudent manner; and

(e)

from and including the Effective Date through to and including the Time of Closing, keep confidential all discussions and communications (including all information communicated therein) between the PARTIES, and all written and printed materials of any kind whatsoever exchanged by the PARTIES, except only any information or material that:

(i)

was in the public domain at the time of disclosure to a party (the “Recipient”); or

(ii)

was already in the possession of the Recipient prior to disclosure, as demonstrated by the Recipient through tangible evidence; or

(iii)

subsequently enters the public domain through no fault of the Recipient or any officer, director, employee or agent of the Recipient; or

(iv)

is required to be disclosed by law or by a court or regulatory authority of competent jurisdiction; and, if so requested by TECTON, ENDURANCE shall arrange for any member, employee, authorized agent or representative of ENDURANCE to enter into a non-disclosure agreement with TECTON in a form acceptable to TECTON acting reasonably; and

(f)

not declare, pay, authorize or make any dividend, payment or distribution of any kind or nature to its shareholders or redeemed or purchased or otherwise acquire any of its capital stock or agree to do so; and

(g)

not waive any rights of material value; and

(h)

not enter into any transaction or into any contracts or agreements or modifications or cancellations thereof, other than in the ordinary course of business; and

(i)

not use any funds other than in the ordinary course of business as theretofore carried on.

3.2.

ENDURANCE covenants and agrees with TECTON that, from and including the Effective Date through to and including the Time of Closing, ENDURANCE shall not:

(a)

do any act or thing that would render any representation or warranty of ENDURANCE contained in this Agreement or any certificates or documents delivered by ENDURANCE pursuant to this Agreement untrue or incorrect; nor

(b)

sell, encumber or dispose of, or negotiate with any other person in respect of a sale, encumbrance or disposition of, the LLC membership interests.

3.3.

ENDURANCE acknowledges to and agrees with TECTON that TECTON’s Investigation shall in no way limit or otherwise adversely affect the rights of TECTON as provided for hereunder in respect of the representations and warranties of ENDURANCE contained in this Agreement or in any certificates or documents delivered by ENDURANCE pursuant to this Agreement.

3.4.

TECTON covenants and agrees with ENDURANCE that TECTON shall:

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(a)

use its reasonable best efforts to obtain any regulatory approvals, if any, for this Agreement and the transactions contemplated hereunder required by applicable laws on or before the Closing Date; and

(b)

from and including the Effective Date through to and including the Time of Closing, do all such acts and things that may be necessary to ensure that all of the representations and warranties of TECTON contained in this Agreement or in any certificates on documents delivered by it pursuant to this Agreement remain true and correct; and

(c)

from and including the Effective Date through to and including the Time of Closing, subject to its legal reporting obligations, keep confidential all discussions and communications (including all information communicated therein) between the PARTIES, and all written and printed materials of any kind whatsoever exchanged by the PARTIES, except only any information or material that:

(i)

was in the public domain at the time of disclosure to a party (the “Recipient”); or

(ii)

was already in the possession of the Recipient prior to disclosure, as demonstrated by the Recipient through tangible evidence; or

(iii)

subsequently enters the public domain through no fault of the Recipient or any officer, director, employee or agent of the Recipient; or

(iv)

is required to be disclosed by law or by a court or regulatory authority of competent jurisdiction provided prior to such disclosure the other party is given immediate written notice of such required disclosure, such that the other party will have a reasonable opportunity to oppose or otherwise influence such disclosure; and

(v)

any other disclosure contemplated by a party must be approved in writing by the other party prior to disclosure.

(vi)

and, if so requested by ENDURANCE, TECTON shall arrange for any director, officer, employee, authorized agent or representative of TECTON to enter into, and TECTON itself shall enter into, a non-disclosure agreement with ENDURANCE in a form acceptable to ENDURANCE.

3.5.

TECTON covenants and agrees with ENDURANCE that, from and including the Effective Date through to and including the Time of Closing, TECTON shall not do any act or thing that would render any representation or warranty of TECTON contained in this Agreement or any certificates or documents delivered by it pursuant to this Agreement untrue or incorrect.

4.

REPRESENTATIONS AND WARRANTIES

4.1.

For the Purposes of this Section 4, an individual will be deemed to have “Knowledge” of a particular fact or other matter if:

(a)

such individual is actually aware of such fact or other matter at the time in question; and

(b)

a person (other than an individual) will be deemed to have “Knowledge” of a

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particular fact or other matter if any individual who is serving as a director, officer, partner, executor, or trustee of such Person (or in similar capacity) has, or at any time had, “Knowledge” of such fact or other matter.

4.2.

In order to induce TECTON to enter into this Agreement and complete its transactions contemplated hereunder, ENDURANCE, to the best of ENDURANCE’s Knowledge, represents and warrants to TECTON that as of the Closing Date:

(a)

ENDURANCE was duly formed under the laws of Florida and:

(i)

is not a “reporting company” within the meaning of Section 12 of the Exchange Act and is not subject to any statutory registration or filing requirements applicable to public reporting companies; and

(ii)

has the power, authority and capacity to enter into this Agreement and carry out its terms; and

(iii)

is in good standing with respect to the filing of all annual reports required under the laws of Florida; and

(b)

the entire membership of the LLC is listed in Schedule A.

(c)

except for the LLC membership interests, there are no documents, instruments or other writings of any kind whatsoever which constitute a security of ENDURANCE and, except as is provided for by operation of this Agreement, there are no options, agreements or rights of any kind whatsoever to acquire directly or indirectly any other units of ENDURANCE; and

(d)

attached hereto as Exhibit 4.2(d) are the true, accurate and correct Articles of Organization of ENDURANCE, (the “Company Documents”), which have not been altered, and a certificate of good standing for ENDURANCE as issued by the State of Florida and dated within thirty (30) days of the Effective Date; and

(e)

all of the material transactions of ENDURANCE which are required to be recorded or filed in or with the books or records of ENDURANCE have been promptly and properly so recorded or filed; and

(f)

ENDURANCE holds all licenses and permits that are required for carrying on its business in the manner in which such business has been carried on; and

(g)

ENDURANCE is the registered and beneficial owner of all rights, title and interest in and to all tangible and intangible property (collectively the “Assets”) associated with all business carried on by ENDURANCE and the other assets listed on Schedule 4.2(g) to this Agreement, subject only to such qualifications and limitations as are indicated in Schedule 4.2(g);

(h)

ENDURANCE has good and marketable exclusive title to each of the Assets free and clear of all liens, charges and encumbrances of any kind whatsoever save and except those specified as “Permitted Encumbrances” on Schedule 4.2(h) to this Agreement, and ENDURANCE owns or has the right to use, without payment to any other person, all intellectual property (“IP”) used in its business, or portions thereof, free and clear of all liens or other encumbrances. ENDURANCE has no notice or knowledge of any objection or claim being asserted by any Person with respect to the ownership, validity, enforceability or use of any such IP or challenging or questioning the validity or effectiveness of any license relating

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thereto. The conduct of ENDURANCE’s business, as presently conducted and as proposed to be conducted do not violate, conflict or infringe any contract, license, patent, copyright, trademark, trade secret, or other intellectual property rights, or privacy, publicity or similar rights of any other person.  There are no unresolved conflicts with, or pending claims of, any other person, whether in litigation or otherwise, involving the IP, and there are no liens or rights of any other person, including moral rights, which would prevent ENDURANCE from fulfilling its obligations under this Agreement. No activity of any employee of ENDURANCE as or while an employee of ENDURANCE has caused a violation of any trade secret of ENDURANCE; and

(i)

each item of machinery and equipment of any kind whatsoever comprised in the Assets is in reasonable operating condition and in a state of reasonable maintenance and repair taking into account its age and use; and

(j)

all deposit, savings, investment and brokerage accounts and safety deposit boxes of ENDURANCE are listed on Schedule 4.2(j) attached hereto; and

(k)

ENDURANCE has the power to own the assets it owns, and to carry on the business carried on by it, and is duly qualified to carry on business in all jurisdictions in which it carries on business; and

(l)

save for any costs and expenses arising in the ordinary course of business, all material outstanding liabilities, whether direct, indirect, absolute, contingent or otherwise, whatsoever of ENDURANCE have been disclosed in writing to TECTON prior to the Effective Date, and except as otherwise disclosed in writing on Schedule 4.2 (l).

(m)

except as set forth on Schedule 4.2(m) of this Agreement:

(i)

no distributions of any kind whatsoever on any units  of ENDURANCE have been made, declared or authorized; and

(ii)

no new machinery or equipment of any kind whatsoever has been ordered by, or installed or assembled on the premises of, ENDURANCE; and

(iii)

ENDURANCE is not indebted to any of the MEMBERS; and

(iv)

none of the MEMBERS or any other employee of ENDURANCE is indebted or under obligation to ENDURANCE on any account whatsoever; and

(v)

ENDURANCE has not guaranteed or agreed to guarantee any debt, liability or other obligation of any kind whatsoever of any person, firm or corporation of any kind whatsoever; and

(n)

Since inception and up to the Effective Date except as set forth on Schedule 4.2(n):

(i)

there has not been any material adverse change of any kind whatsoever in the financial position or condition of ENDURANCE, or any damage, loss or other change of any kind whatsoever in circumstances materially affecting the business or Assets of ENDURANCE or the right or capacity of ENDURANCE to carry on its business; and

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(ii)

ENDURANCE has not waived or surrendered any right of any kind whatsoever of material value; and

(iii)

except as may be expressly permitted under this Agreement, ENDURANCE has not discharged, satisfied or paid any lien, charge or encumbrance of any kind whatsoever or obligation or liability of any kind whatsoever other than current liabilities in the ordinary course of its business; and

(iv)

ENDURANCE has not declared, paid, authorized or made any  payment or distribution of any kind or nature to its MEMBERS; and

(v)

ENDURANCE has not entered into any transaction or into any contracts or agreements or modifications or cancellations thereof, other than in the ordinary course of business; and

(vi)

ENDURANCE has not made or authorized any payment to  MEMBERS in their capacity as such except in the ordinary course of business and at rates of salary, bonus or other remuneration consistent with remuneration of previous years; and

(o)

the MEMBERS, key employees and independent contractors and consultants of ENDURANCE, and all of their compensation arrangements with ENDURANCE, whether as members, employees, independent contractors or consultants, are as listed on Schedule 4.2(o)  to this Agreement;

(p)

there are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans of any kind whatsoever affecting ENDURANCE other than those, if any, specified on Schedule 4.2(p) to this Agreement; and

(q)

ENDURANCE is not now, nor has it ever been, a party to any collective agreement with any labor union or other association of employees of any kind whatsoever, no collective bargaining agent has been certified in respect of ENDURANCE, and there is no application pending for certification of a collective bargaining agent in respect of ENDURANCE; and

(r)

the contracts and agreements included on Schedule 4.2(r) to this Agreement (collectively the “Material Contracts”) constitute all of the material contracts and agreements of ENDURANCE; and

(s)

except as may be noted on the appropriate Schedule to this Agreement, the Material Contracts are in good standing in all material respects and not in default in any respect; and

(t)

ENDURANCE has not licensed, leased, transferred, disposed of or encumbered any of the Assets in any way, or permitted any third party access to any of the Assets the value of which may be compromised by such access, including in particular the source code to any computer software, any subscriber lists or any trade secret information included in the Assets, except only in accordance with the terms of the Material Contracts; and

(u)

no third party privacy or intellectual property rights, including without limitation, copyright, trade secret or patent rights, were violated in the creation, compilation or acquisition of, or are violated by the use of, any of the Assets by ENDURANCE or by any party through whom ENDURANCE acquired title or a

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license or to whom ENDURANCE has granted a license in respect of the Assets; and

(v)

ENDURANCE is not in material breach of any applicable law, ordinance, statute, regulation, by-law, order or decree of any kind whatsoever including, without limitation, any applicable securities laws; and

(w)

all tax returns and reports of ENDURANCE that are required by law to have been filed have been filed and are substantially true, complete and correct and all taxes and other government charges of any kind whatsoever of ENDURANCE have been paid or disclosed in writing to TECTON before TECTON entered into this Agreement; and

(x)

ENDURANCE has not:

(i)

made any election under any applicable tax legislation with respect to the acquisition or disposition of any property at other than fair market value; or

(ii)

acquired any property for proceeds greater than the fair market value thereof; or

(iii)

disposed of anything for proceeds less than the fair market value thereof; and

(y)

ENDURANCE has made all elections required to have been made under any applicable tax legislation in connection with any distributions made by ENDURANCE and all such elections were true and correct and filed in the prescribed form and within the prescribed time period; and

(z)

adequate provision has been made for taxes payable by ENDURANCE for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers or other arrangements of any kind whatsoever providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax or governmental charge of any kind whatsoever by ENDURANCE; and

(aa)

ENDURANCE does not have any contingent tax liabilities of any kind whatsoever, and there are no grounds which would prompt a reassessment of ENDURANCE, including for aggressive treatment of income or expenses in earlier tax returns filed; and

(bb)

there are no amounts outstanding and unpaid for which ENDURANCE has previously claimed a deduction under any applicable tax legislation; and

(cc)

ENDURANCE has made all collections, deductions, remittances and payments of any kind whatsoever and filed all reports and returns required by it to be made or filed under the provisions of all applicable statutes requiring the making of collections, deductions, remittances or payments of any kind whatsoever; and

(dd)

except as otherwise disclosed in writing on Schedule 4.2 (dd) there are no actions, suits, judgments, investigations or proceedings of any kind whatsoever outstanding, pending or known to be threatened against or affecting ENDURANCE at law or in equity or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau or

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agency of any kind whatsoever and there is no basis therefore; and

(ee)

ENDURANCE has good and sufficient power, authority and capacity to enter into this Agreement and complete its respective transactions contemplated under this Agreement on the terms and conditions set forth herein; and

(ff)

this Agreement has been duly executed and delivered by ENDURANCE and, assuming the due authorization, execution and delivery hereof by TECTON and the MEMBERS, constitutes a legal, valid and binding obligation of ENDURANCE, enforceable against it in accordance with its terms subject to:

(i)

bankruptcy, insolvency, moratorium, reorganization and other laws relating to or affecting the enforcement of creditors’ rights generally; and

(ii)

the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court; and

(gg)

except as disclosed to TECTON, ENDURANCE is not under any obligation, contractual or otherwise, to request or obtain the consent of any person, and no permits, licenses, certifications, authorizations or approvals of, or notifications to, any federal, state, municipal or local government or governmental agency, board, commission or authority are required to be obtained by ENDURANCE in connection with the execution, delivery or performance by ENDURANCE of this Agreement or the completion of any of the transactions contemplated herein, and complete and correct copies of any agreements under which ENDURANCE is obligated to request or obtain any such consent have been provided to TECTON; and

(hh)

the execution and delivery of this Agreement, the performance of its obligations under this Agreement and the Closing will not:

(i)

conflict with, or result in the breach of or the acceleration of any indebtedness under, or constitute default under, any of the Organizational Documents of ENDURANCE, or any of the terms of any indenture, mortgage, agreement, lease, license or other instrument of any kind whatsoever to which ENDURANCE is a party or by which it is bound, or any judgment or order of any kind whatsoever of any court or administrative body of any kind whatsoever by which it is bound; nor

(ii)

result in the violation of any law or regulation applicable to ENDURANCE;

(ii)

ENDURANCE has not incurred any liability for agency, brokerage, referral or finder’s fees, commissions or compensation of any kind whatsoever with respect to this Agreement or any transaction contemplated under this Agreement; and

(jj)

the representations and warranties of the MEMBERS contained in this Agreement disclose all material facts known to each of them specifically relating to the transactions contemplated under this Agreement which, so far as the Shareholders are aware, materially and adversely affect, or in the future may materially and adversely affect, their respective abilities to perform their respective obligations under this Agreement or the value of the ENDURANCE Shares or the Assets; and

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4.3.

The LLC Units indicated in Recital A of this Agreement opposite the MEMBERS’ names are and will on the Closing Date immediately prior to Closing be validly issued and outstanding fully paid and non-assessable membership interests of ENDURANCE registered in the name of, and legally and beneficially owned by, that Member, free and clear of all voting restrictions, trade restrictions, and liens.

4.4.

Each ENDURANCE Member’s signature to this agreement below affirm that the Member is acquiring the Exchange Shares for the Member’s own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Exchange Shares in violation of applicable United States securities laws; and inform the Member that the Exchange Shares will not be registered under the 1933 Act or the securities laws of any state of the United States or other jurisdiction unless so agreed to in writing by TECTON; and upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Exchange Shares will bear a legend in substantially the following form:

 “THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL, OF RECOGNISED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY, OR D) IF REGISTERED IN COMPLIANCE WITH THE REQUIREMENTS UNDER THE 1933 ACT.”

4.5.

The representations and warranties of ENDURANCE contained in this Agreement shall be true at the Time of Closing as though they were made at the Time of Closing, and they shall survive the Closing and remain in full force and effect thereafter for the benefit of TECTON.

4.6.

ENDURANCE consents to TECTON making a notation on its records or giving instructions to any transfer agent of TECTON to implement the restrictions on transfer set forth and described herein.

4.7.

While TECTON contemplates that the form of transaction contemplated by this Agreement will qualify as a tax-free transfer of partnership interests within the meaning of Section 351 of the Code, ENDURANCE acknowledges and accepts that there may be material tax consequences to a Member in respect of an acquisition or disposition of the TECTON Shares, and that TECTON gives no opinion and makes no representation with respect to the tax consequences to the Member under United States, state, local or foreign tax law in respect of the Member’s acquisition or disposition of the TECTON Shares.

4.8.

In order to induce the ENDURANCE to enter into this Agreement and complete the transactions contemplated hereunder, TECTON represents and warrants to ENDURANCE that, except as disclosed to ENDURANCE prior to the Effective Date:

(a)

TECTON was and remains duly incorporated and validly existing under the laws of the state of Nevada, and TECTON is in good standing with respect to all filings

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required by the State of Nevada as of the Effective date. As of the Effective Date TECTON has issued 2,486,909 common shares, and has no outstanding share purchase options and no stock purchase warrants, and at the Time of Closing will have no preferred shares issued and outstanding; and

(b)

TECTON’s common stock is traded on the Over-the-Counter Bulletin Board with a minimum of one market maker and a valid trading symbol; and

(c)

the Exchange Shares to be issued at Closing will be, when issued, validly issued as fully paid, non-assessable, restricted shares; and

(d)

TECTON has good and sufficient power, authority and capacity to enter into this Agreement and complete its transactions contemplated under this Agreement on the terms and conditions set forth herein; and

(e)

TECTON has taken all necessary or desirable actions, steps and corporate and other proceedings to approve or authorize, validly and effectively, the entering into of, and the execution, delivery and performance of, this Agreement; and

(f)

this Agreement has been duly executed and delivered by TECTON and, assuming the due authorization, execution and delivery hereof by ENDURANCE and the Shareholders, constitutes a legal, valid and binding obligation of TECTON, enforceable against it in accordance with its terms subject to:

(i)

bankruptcy, insolvency, moratorium, reorganization and other laws relating to or affecting the enforcement of creditors’ rights generally; and

(ii)

the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court; and

(g)

TECTON is not under any obligation, contractual or otherwise, to request or obtain the consent of any person, and no permits, licenses, certifications, authorizations or approvals of, or notifications to, any federal, state, municipal or local government or governmental agency, board, commission or authority are required to be obtained by TECTON in connection with the execution, delivery or performance by TECTON of this Agreement or the completion of any of the transactions contemplated herein, and complete and correct copies of any agreements under which TECTON is obligated to request or obtain any such consent have been provided to ENDURANCE; and

(h)

the execution, delivery and performance of this Agreement and each of the other agreements contemplated or referred to herein by TECTON, and the completion of the transactions contemplated hereby, will not constitute or result in a violation or breach of or default under:

(i)

any term or provision of any of the memorandum, articles or other governing documents of TECTON; or

(ii)

the terms of any indenture, agreement (written or oral), instrument or understanding or other obligation or restriction to which TECTON is a party or by which it is bound; or

(iii)

any term or provision of any licenses, registrations or qualifications of TECTON or any order of any court, governmental authority or regulatory

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body or any applicable law or regulation of any jurisdiction; and

(i)

TECTON’s unaudited financial statements for the periods ended September 30, 2013 and the audited financial statements for the years ended January 31, 2012 and 2011 (“TECTON Financial Statements”), true copies of which are attached hereto as Exhibit 4.7(i), have been prepared in accordance with generally accepted accounting principles, are true, correct and complete in all respects and present fairly the financial condition of TECTON as of the date thereof, including the assets and liabilities of TECTON as of the date thereof, and the expenses of TECTON for that fiscal period; and

(j)

all financial transactions of TECTON have been recorded in the financial books and records of TECTON in accordance with good business practice, such financial books and records form the basis for the unaudited TECTON Financial Statements and the TECTON Financial Statements which have been filed with the United States Securities Exchange Commission; and

(k)

there are no actions, suits or proceedings, judicial or administrative (whether or not purportedly on behalf of TECTON) pending or, to the best of the knowledge of TECTON, threatened, by or against or affecting TECTON, at law or in equity, or before or by any court or any federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, and to the best of the knowledge of TECTON, there are no grounds on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success; and

(l)

subsequent to the respective dates as of which information is contained in the TECTON Financial Statements there has been no material adverse change, or any fact known to TECTON, nor has any agreement been entered into with any officer, director or insider of the company, and not disclosed to the Shareholders that could reasonably be expected to result in a material adverse change in the business or financial condition of TECTON except as set forth in Schedule 4.7(l) and the documents listed therein (the “Documents”) and except as disclosed in Schedule 4.7(l), there is no litigation or governmental proceeding to which TECTON is a party or to which any property of TECTON is subject or that is pending or, to the best of the knowledge of TECTON, contemplated against TECTON that might result in any material adverse change in the business or financial condition of TECTON. Shareholders acknowledge and agree they have been provided reasonable access to the Documents prior to the Closing; and

(m)

TECTON has not declared or paid any dividend or made any other distribution on any of its shares of any class, or redeemed or purchased or otherwise acquired any of its shares of any class, or reduced its authorized capital or issued capital, or agreed to do any of the foregoing; and

(n)

to the best of its knowledge, TECTON is not in violation of any federal, state, municipal or other law, regulation or order of any government or governmental or regulatory authority, domestic or foreign; and

(o)

the representations and warranties and other factual statements of TECTON contained in this Agreement, and all information in the Schedules hereto, taken as a whole, do not contain any false statement of material fact or omit to state a material fact necessary to prevent the statements made herein and therein from being misleading; and

(p)

except as previously disclosed and to the best of the knowledge of TECTON,

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there are no proceedings or investigations outstanding or threatened by any securities regulatory authority against TECTON, its directors, officers or shareholders, and there is no circumstance which exists which could reasonably be expected to lead to an investigation against TECTON, its directors, officers or shareholders; and

(q)

as of the Effective Date, TECTON is “fully-reporting” as defined by the Securities and Exchange Commission.

4.9.

The representations and warranties of TECTON contained in this Agreement shall be true at the Time of Closing as though they were made at the Time of Closing, and they shall survive the Closing and remain in full force and effect thereafter for the benefit of the Shareholder.

5.

INDEMNITIES

5.1.

Indemnities:

(a)

notwithstanding the completion of the transactions contemplated under this Agreement or TECTON’s Investigation, the representations, warranties and acknowledgements of ENDURANCE contained in this Agreement or any certificates or documents delivered by ENDURANCE pursuant to this Agreement shall survive the Closing and shall continue in full force and effect thereafter for the benefit of TECTON.  If any of the representations, warranties or acknowledgements given by ENDURANCE is found to be untrue or there is a breach of any covenant or agreement in this Agreement on the part of ENDURANCE, then ENDURANCE shall indemnify and save harmless TECTON from and against any and all liability, claims, debts, demands, suits, actions, penalties, fines, losses, costs (including legal fees, disbursements and taxes as charged on a lawyer and own client basis), damages and expenses of any kind whatsoever which may be brought or made against TECTON by any person, firm or corporation of any kind whatsoever or which may be suffered or incurred by TECTON, directly or indirectly, arising out of or as a consequence of any such misrepresentation or breach of warranty, acknowledgement, covenant or agreement.  Without in any way limiting the generality of the foregoing, this shall include any loss of any kind whatsoever which may be suffered or incurred by TECTON, directly or indirectly, arising out of any material assessment or reassessment levied upon ENDURANCE for tax, interest and/or penalties relating to any period of business operations up to and including the Closing Date and all claims, demands, costs (including legal fees, disbursements and taxes as charged on a lawyer and own client basis) and expenses of any kind whatsoever in respect of the foregoing; and

(b)

notwithstanding the completion of the transactions contemplated under this Agreement or any investigation by ENDURANCE, the representations, warranties and acknowledgements of TECTON contained in this Agreement or any certificates or documents delivered by TECTON pursuant to this Agreement shall survive the Closing and shall continue in full force and effect thereafter for the benefit of ENDURANCE. If any of the representations, warranties or acknowledgements given by TECTON is found to be untrue or there is a breach of any covenant or agreement in this Agreement on the part of TECTON, then TECTON shall indemnify and save harmless ENDURANCE and its Shareholders from and against any and all liability, claims, debts, demands, suits, actions, penalties, fines, losses, costs (including legal fees, disbursements and taxes as charged on a lawyer and own client basis), damages and expenses of any kind whatsoever which may be brought or made against ENDURANCE by any

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person, firm or corporation of any kind whatsoever or which may be suffered or incurred by ENDURANCE, directly or indirectly, arising out of or as a consequence of any such misrepresentation or breach of warranty, acknowledgement, covenant or agreement. Without in any way limiting the generality of the foregoing, this shall include any loss of any kind whatsoever which may be suffered or incurred by ENDURANCE, directly or indirectly, arising out of any material assessment or reassessment levied upon TECTON for tax, interest and/or penalties relating to any period of business operations up to and including the Closing Date and all claims, demands, costs (including legal fees, disbursements and taxes as charged on a lawyer and own client basis) and expenses of any kind whatsoever in respect of the foregoing.

(c)

With the exception of claims based on fraud or intentional misrepresentation, the indemnification obligations of ENDURANCE shall not exceed the simple average closing price for the common shares of TECTON for the 30 trading days preceding the date of issue of Exchange Shares received by such Shareholder and shall expire one year from the Closing Date, and the satisfaction of such indemnification obligations shall be accomplished on a pro rata basis among PARTIES involved in any misrepresentation or breach of warranty, acknowledgement, covenant or agreement as to their Exchange Shares issued pursuant to Section 1.1 hereunder.

6.

EXECUTION DELIVERY; CLOSING DELIVERY

6.1.

At the Time of Closing, ENDURANCE shall deliver to TECTON:

(a)

true copies of the resolutions of the MEMBERS evidencing that the MEMBERS have approved the transactions of TECTON contemplated hereunder, specifically referring to the cancellation of the unit certificates (the “Old Certificates”) representing the LLC Units held by the MEMBERS as set forth in Recital A of this Agreement; and

(b)

all minute books and seals of ENDURANCE; and

(c)

all original and duplicate certificates evidencing registration anywhere in the world of any interest in tangible or intangible property included in the Assets; and

(d)

any other materials that are, in the opinion of the attorneys for TECTON, reasonably required to complete the transactions contemplated under this Agreement.

6.2.

At the Time of Closing, TECTON shall deliver to ENDURANCE:

(a)

true copies of the resolutions of the directors of TECTON evidencing that the directors of TECTON have approved the transactions of TECTON contemplated hereunder, specifically referring to:

(i)

the issuance of Exchange Shares to the MEMBERS pursuant to Section 1.1 hereunder (the “TECTON Exchange Share Certificates”); and

(ii)

have obtained the requisite shareholder approval to affect the share exchange or provided an opinion from legal counsel explaining why such approval is not required.

(b)

the TECTON Exchange Share Certificates registered in the names of the

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MEMBERS; and

(c)

any other materials that are, in the opinion of the attorneys for TECTON, reasonably required to complete the transactions contemplated under this Agreement.

7.

GENERAL

7.1.

Time and each of the terms and conditions of this Agreement shall be of the essence of this Agreement and any waiver by the PARTIES of this paragraph 7.1 or any failure by them to exercise any of their rights under this Agreement shall be limited to the particular instance and shall not extend to any other instance or matter in this Agreement or otherwise affect any of their rights or remedies under this Agreement.

7.2.

The Schedules to this Agreement incorporated by reference and the recitals to this Agreement constitute a part of this Agreement.

7.3.

This Agreement constitutes the entire Agreement between the PARTIES hereto in respect of the matters referred to herein and there are no representations, warranties, covenants or agreements, expressed or implied, collateral hereto other than as expressly set forth or referred to herein.

7.4.

The headings in this Agreement are for reference only and do not constitute terms of the Agreement.

7.5.

The provisions contained in this Agreement which, by their terms, require performance by a party to this Agreement subsequent to the Closing Date of this Agreement, shall survive the Closing Date of this Agreement.

7.6.

No alteration, amendment, modification or interpretation of this Agreement or any provision of this Agreement shall be valid and binding upon the PARTIES hereto unless such alteration, amendment, modification or interpretation is in written form executed by the PARTIES directly affected by such alteration, amendment, modification or interpretation.

7.7.

Whenever the singular or masculine is used in this Agreement the same shall be deemed to include the plural or the feminine or the body corporate as the context may require.

7.8.

The PARTIES hereto shall execute and deliver all such further documents and instruments and do all such acts and things as any party may, either before or after the Closing Date, reasonably require in order to carry out the full intent and meaning of this Agreement.

7.9.

Any notice, request, demand and other communication to be given under this Agreement shall be in writing and shall be delivered by hand to the appropriate party at the address as first set out above or to such other addresses or by such other means as may be designated in writing by the PARTIES hereto in the manner provided for in this paragraph, and shall be deemed to have been received on the date of delivery by hand, or if delivered by e-mail or telecopy, then on the date transmission completes.

7.10.

This Agreement shall be subject to, governed by, and construed in accordance with the laws of the Florida, and the PARTIES agree to the exclusive jurisdiction of the courts of the State of Florida for the resolution of all disputes arising under this Agreement.

7.11.

This Agreement may be signed by the PARTIES in as many counterparts as may be

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deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the PARTIES have hereunto set their hands and seals as of the Effective Date:

ENDURANCE EXPLORATIONS GROUP LLC.	TECTON CORP.

Micah Eldred, 66.7% Managing Member	Micah Eldred, CEO, President, Director
Carl Dilley, 33.3% Member	Carl Dilley, Director

Christine Zitman, CFO, Secretary and Treasurer, Director

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Schedule A

Member	Units Held	Percent Held
Micah Eldred	666	66.7%
Carl Dilley	333	33.3%

Exhibit 4.2(d)

Endurance Exploration Group, LLC, Articles of Organization

Exhibit 4.2(g)

Tangible and intangible property associated with all business carried on by ENDURANCE

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Schedule 4.2(h)

Permitted Encumbrances – None

Schedule 4.2(j)

Deposit, savings, investment and brokerage accounts and safety deposit boxes

Schedule 4.2 (l).

Material outstanding liabilities, whether direct, indirect, absolute, contingent or otherwise, whatsoever of ENDURANCE

Schedule 4.2(m)

Dividends or other distributions of any kind whatsoever on any units in the capital of ENDURANCE has been made, declared or authorized

New machinery or equipment of any kind whatsoever has been ordered by, or installed or assembled on the premises of, ENDURANCE

Indebted to any of the MEMBERS

Guaranteed or agreed to guarantee any debt, liability or other obligation of any kind whatsoever of any person, firm or corporation of any kind whatsoever; and

Schedule 4.2(n):

Material adverse changes of any kind whatsoever in the financial position or condition of ENDURANCE, or any damage, loss or other change of any kind whatsoever in circumstances materially affecting the business or Assets of ENDURANCE or the right or capacity of ENDURANCE to carry on its business

Schedule 4.2(o)

Compensation arrangements with ENDURANCE, whether as directors, officers, employees, independent contractors or consultants

Schedule 4.2(p)

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Pension, profit sharing, group insurance or similar plans or other deferred compensation plans of any kind whatsoever affecting ENDURANCE other than those, if any, specified on  to this Agreement; and

Schedule 4.2(r)

Material contracts and agreements

Schedule 4.2 (dd)

Actions, suits, judgments, investigations or proceedings of any kind whatsoever outstanding, pending or known to be threatened against or affecting ENDURANCE at law or in equity or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever

Exhibit 4.7(i)

Tecton’s Financial Statements are available on the SEC’s EDGAR database at www.sec.gov

Exhibit 4.7(l)

None

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